SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
________________________________

Date of Report (Date of earliest event reported) December 30, 2004

REGAL-BELOIT CORPORATION
(Exact name of registrant as specified in its charter)

Wisconsin	1-7283	39-0875718
tate or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.

200 State Street, Beloit, WI 53511

(608) 364-8800
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17CFR240.13e-4(c))

Item 1.01 Entry Into Material Definitive Agreement

On December 30, 2004, REGAL-BELOIT Corporation ( the “Company”) and various financial institutions, among them Bank of America, N.A., as Syndication Agent, and M & I Marshall & Ilsley Bank, as Administrative Agent, entered into the First Amendment (the “Amendment”) to the Amended and Restated Credit Agreement dated as of May 5, 2004 (the “Facility”).

The primary purpose of the Amendment was to provide the Company with sufficient funds to complete the acquisition of the Heating, Ventilation and Air Conditioning (HVAC)/Refrigeration Motors and Capacitors operations of General Electric Company (the “Acquisition”), which Acquisition was scheduled to close on December 31, 2004.

The Amendment revises certain sections of the Facility, the most significant being to raise the maximum amount that can be borrowed under the Facility to $475 million from $225 million. Other changes include adjustments to financial covenants and the raising of selected limits within the Amendment for such things as other permitted borrowing outside the Facility, Letters of Credit, and other investments. The basis of pricing of loans to the Company was not changed. Three additional banks became part of the Facility, bringing the total number of banks to fourteen. The Amendment did not change the Facility termination date, which remains May 5, 2009.

The forgoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits.

a) Not applicable.

b) Not applicable.

c) Exhibits The following exhibits are being filed herewith.

(10.1) First Amendment, dated December 30, 2004, to the Amended and Restated Credit Agreement, dated as of May 5, 2004, among REGAL-BELOIT Corporation, various financial institutions, Bank of America, N.A. as Syndication Agent and M&I Marshall and Ilsley Bank as Administrative Agent, filed herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL-BELOIT CORPORATION

By: ______________________________

David A. Barta

Vice President, Chief Financial Officer

Dated: January 4, 2005

Exhibit 10.1

FIRST AMENDMENT

THIS FIRST AMENDMENT (this “Amendment”) dated as of December 30, 2004 is entered into among REGAL-BELOIT CORPORATION (the “Company”), various financial institutions, BANK OF AMERICA, N.A., as Syndication Agent, and M&I MARSHALL & ILSLEY BANK, as Administrative Agent.

WHEREAS, the Company, various financial institutions (the “Banks”), the Syndication Agent and the Administrative Agent are parties to an Amended and Restated Credit Agreement dated as of May 5, 2004 (the “Credit Agreement”; capitalized terms used but not defined herein have the respective meanings given to them in the Credit Agreement);

WHEREAS, the Company has entered into a purchase agreement dated as of November 14, 2004 (the “Purchase Agreement”) with General Electric Company (the “Seller”) providing for the purchase by the Company of the Business (as defined in the Purchase Agreement) and the assumption of certain liabilities in connection with the Business (such purchase and assumption, the “Acquisition”); and

WHEREAS, the parties hereto desire to amend the Credit Agreement as hereinafter set forth;

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. Effective on the Amendment Effective Date (as defined below), the Credit Agreement is amended as set forth below.

1.1 Amendments to Definitions.

a) The definition of “Commitment Amount” set forth in Section 1.1 of the Credit Agreement is amended by replacing the reference to “$225,000,000” with “$475,000,000”.

b) The definitions of “EBIT” and “EBITDA” are amended in their entirety to read as follows, respectively:

EBIT means, for any period, Consolidated Net Income for such period plus, to the extent deducted in determining such Consolidated Net Income, Interest Expense and income tax expense; provided that EBIT for each relevant period shall be calculated giving effect on a pro forma basis to acquisitions and dispositions consummated during the third and fourth Fiscal Quarters of 2004 (assuming, for purposes of such pro forma calculation, that the consummation of each such acquisition or disposition occurred on the first day of such period).

EBITDA means, for any period, Consolidated Net Income for such period plus, to the extent deducted in determining such Consolidated Net Income, Interest Expense, income tax expense, depreciation and amortization for such period; provided that EBITDA for each relevant period shall be calculated giving effect on a pro forma basis to acquisitions and dispositions consummated during the third and fourth Fiscal Quarters of 2004 (assuming, for purposes of such pro forma calculation, that the consummation of each such acquisition or disposition occurred on the first day of such period).

1.2 Amendment to Section 2.1.2. Section 2.1.2 of the Credit Agreement is amended by replacing the reference to “$25,000,000” with “$40,000,000”.

1.3 Amendment to Section 2.4.1. Section 2.4.1 of the Credit Agreement is amended by replacing the reference to “$15,000,000” with “$25,000,000”.

1.4 Amendment to Section 6.1.2. Section 6.1.2 of the Credit Agreement is amended by replacing the reference to “$300,000,000” with “$550,000,000”.

1.5 Amendment to Section 10.6.1. Section 10.6.1 of the Credit Agreement is amended in its entirety to read as follows:

10.6.1 Minimum Net Worth. Not permit Net Worth to be less than the sum of (a) $435,000,000 plus (b) 50% of Consolidated Net Income for each Fiscal Quarter ending after March 31, 2005 (excluding any Fiscal Quarter in which there is a loss) plus (c) 75% of the net proceeds of all issuances of equity securities by the Company or any Subsidiary (other than issuances to the Company or another Subsidiary) after the effectiveness of the First Amendment to this Agreement.

1.6 Amendment to Section 10.6.2. Section 10.6.2 of the Credit Agreement is amended in its entirety to read as follows:

10.6.2 Funded Debt to EBITDA Ratio. Not permit the Funded Debt to EBITDA Ratio as of the last day of any Computation Period to exceed (a) 4.00 to 1.0 for any Computation Period ending from December 31, 2004 through September 30, 2006 and (b) 3.75 to 1.0 for any Computation Period ending thereafter.

1.7 Amendment to Section 10.6.4. Section 10.6.4 of the Credit Agreement is amended in its entirety to read as follows:

10.6.4 Senior Funded Debt to EBITDA Ratio. Not permit the Senior Funded Debt to EBITDA Ratio as of the last day of any Computation Period to exceed (a) 3.00 to 1.0 for any Computation Period ending from December 31, 2004 through September 30, 2006 and (b) 2.75 to 1.0 for any Computation Period ending thereafter.

1.8 Amendments to Section 10.7. Section 10.7 of the Credit Agreement is amended:

a) by replacing the reference in clause (b) thereof to “$25,000,000” with “$40,000,000”;

b) by replacing the reference in clause (c) thereof to “$25,000,000” with “$40,000,000”;

c) by replacing the reference in clause (d) thereof to “Debt outstanding on the date hereof” with “Debt outstanding on the date of effectiveness of the First Amendment to this Agreement”; and

d) by restating clauses (k) and (l) thereof in their entirety to read as follows, respectively:

(k) Debt of the Company or a Subsidiary denominated in currencies other than US Dollars; provided that the aggregate amount of all such Debt shall not at any time exceed an amount equivalent to $35,000,000; and

(l) other unsecured Debt of the Company; provided that the aggregate amount of all such Debt shall not at any time exceed $50,000,000.

1.9 Amendments to Section 10.8. Section 10.8 of the Credit Agreement is amended by replacing each reference in clauses (d) and (j) thereof to “$10,000,000” with “$20,000,000”.

1.10 Amendment to Section 10.9. Section 10.9 of the Credit Agreement is amended by replacing the reference in clause (d)(ii) thereof to “$15,000,000” with “$20,000,000”.

1.11 Amendments to Section 10.18. Section 10.18 of the Credit Agreement is amended:

a) by replacing the reference in clause (h) thereof to “$2,000,000” with “$5,000,000”;

b) by replacing the reference in clause (i) thereof to “$3,000,000” with “$5,000,000”; and

c) by replacing the reference in clause (l) thereof to “$25,000,000” with “$40,000,000”.

1.12 Amendment to Section 12.1.2. Section 12.1.2 of the Credit Agreement is amended by replacing the reference to “$15,000,000” with “$20,000,000”.

1.13 Amendment to Section 12.1.8. Section 12.1.8 of the Credit Agreement is amended by replacing the reference to “$10,000,000” with “$20,000,000”.

1.14 Amendment to Section 14.9.1. Section 14.9.1 of the Credit Agreement is amended by replacing the reference to “$3,500” with “$2,500”.

1.15 Amendments to Schedules.

a) Schedule 1.1. is amended as follows:

(i) The paragraph immediately following the pricing grid on Schedule 1.1 is amended in its entirety to read: “The Non-Use Fee Rate shall be reduced by 0.050% at any time that the Total Outstandings are greater than 33% of the Commitment Amount.”

(ii) The sentence “Initially, the applicable Level shall be Level III.” is replaced with the following: “Level IV shall apply through May 15, 2005.”

b) Schedules 2.1, 9.8 and 10.7 of the Credit Agreement are replaced in their entirety with Schedules 2.1, 9.8 and 10.7 hereto, respectively.

SECTION 2. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Banks and the Administrative Agent that:

2.1 Authorization; No Conflict. The execution and delivery by the Company of this Amendment and the performance by the Company of its obligations under the CreditAmended Credit Agreement”) have been duly authorized by all necessary corporate action (including any necessary shareholder action), have received all necessary governmental approval (if any shall be required), and do not and will not (a) violate any provision of law or any order, decree or judgment of any court or other government agency which is binding on the Company or any Guarantor, (b) contravene or conflict with, or result in a breach of, any provision of the certificate of incorporation, partnership agreement, by-laws or other organizational documents of the Company or any Guarantor or of any agreement, indenture, instrument or other document which is binding on the Company, any Guarantor or any other Subsidiary or (c) result in, or require, the creation or imposition of any Lien on any property of the Company, any Guarantor or any other Subsidiary.

2.2 Validity and Binding Nature. This Amendment has been duly executed and delivered by the Company, and this Amendment and the Amended Credit Agreement are legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity.

2.3 Reaffirmation of Warranties. The warranties contained in Section 9 of the Amended Credit Agreement are true and correct on the date of this Amendment, except to the extent that such warranties solely relate to an earlier date.

2.4 Acquisition. (a) The Acquisition complies in all material respects with all applicable legal requirements, and all necessary governmental, regulatory, shareholder and other consents and approvals required for the consummation of the Acquisition have been, or prior to the consummation thereof will be, (i) duly waived or (ii) duly obtained and in full force and effect. All applicable waiting periods with respect to the Acquisition have expired without any action being taken by any competent governmental authority which restrains, prevents or imposes material adverse conditions upon the consummation of the Acquisition. At the time of consummation thereof, there shall not exist any judgment, order or injunction prohibiting or imposing material adverse conditions on the Acquisition or any transaction contemplated hereby. The Acquisition will be consummated concurrently with the effectiveness hereof in accordance with the terms of the Purchase Agreement, without waiver of any condition thereof.

(b) The consummation by the Company of the Acquisition will not violate any statute or regulation of the United States or any other applicable jurisdiction, or any order, judgment or decree of any court or other governmental authority, or result in a breach of, or constitute a default under, any agreement or indenture, or any order or decree, binding on any Loan Party.

(c) The representations and warranties of the Company and, to the knowledge of the Company, the Seller, set forth in the Purchase Agreement and related documents (collectively, the “Acquisition Documents”) are true and correct in all material respects on the date of this Amendment, and there have been no amendments to or waivers under any Acquisition Document (other than a amendments and waivers approved by the Required Banks). None of the Acquisition Documents contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

SECTION 3. CONDITIONS PRECEDENT. This Amendment shall become effective on the date (the “Amendment Effective Date”) on which all of the following conditions precedent have been satisfied:

3.1 539: Counterparts. The Administrative Agent shall have received executed counterparts of this Amendment from the Company, the Required Banks, each Bank that has agreed to increase its Commitment pursuant hereto, each financial institution that has agreed to provide a new Commitment as of the date hereof (each a “New Bank”) and the Administrative Agent.

3.2 Confirmation. The Administrative Agent shall have received (including by facsimile) a confirmation, substantially in the form of Attachment 1 hereto, executed by each Loan Party.

3.3 No Default; Absence of Material Adverse Effect. (a) No Event of Default or Unmatured Event of Default shall have occurred and be continuing; (b) since December 31, 2003, no material adverse change has occurred in the condition (financial or otherwise), business, assets, liabilities (actual or contingent), regulatory or tax status, operations or prospects of (i) the Company and its Subsidiaries, taken as a whole, or (ii) the Business, taken as a whole; and (c) no action, suit, investigation or proceeding shall be pending or, to the knowledge of the Company, threatened in any court or before any arbitrator or governmental authority that (i) except as disclosed in the Company’s reports on Form 10-K, 10-Q or 8-K filed with the SEC prior to November 12, 2004, could reasonably be expected to have a Material Adverse Effect or (ii) could reasonably be expected to have a material adverse effect on the business, assets, properties, liabilities (actual or contingent), operations or condition (financial or otherwise) of the Business, taken as a whole.

3.4 Certificate. The Administrative Agent shall have received a certificate, dated such date as shall be acceptable to the Administrative Agent and signed by an Executive Officer, as to the matters set forth in Sections 2.4 and 3.3.

3.5 Opinions. The Administrative Agent shall have received (a) opinions of counsel to the Company and the New Guarantor (as defined below), addressed to the Administrative Agent and the Banks and otherwise in form and substance reasonably acceptable to the Administrative Agent, and (b) copies of all opinions delivered to the Company in connection with the Acquisition, which opinions shall either be (i) addressed to the Administrative Agent and the Banks or (ii) accompanied by reliance letters in favor of the Administrative Agent and the Banks in form and substance reasonably acceptable to the Administrative Agent.

3.6 Authorizing Documents. The Administrative Agent shall have received the following, each in form and substance reasonably acceptable to the Administrative Agent:

a) A certified copy of the resolutions of the Company authorizing the execution, delivery and performance by the Company of this Amendment and the Amended Credit Agreement.

b) Certified copies of resolutions of the Board of Directors of Regal-Beloit Electric Motors, Inc. (the “New Guarantor”) authorizing the execution, delivery and performance by the New Guarantor of the Guaranty.

c) A certificate of the Secretary or an Assistant Secretary of the New Guarantor as of the date hereof certifying the names of the officer or officers of the New Guarantor authorized to sign the Guaranty, together with a sample of the true signature of each such officer (it being understood that the Agents and each Bank may conclusively rely on each such certificate until formally advised by a like certificate of any changes therein), together with certified copies of the certificate of incorporation, by-laws or other organizational documents of the New Guarantor.

3.7 Purchase Agreement. The Administrative Agent shall have received certified copies of the Purchase Agreement and each shareholder agreement and registration rights agreement executed in connection with the Acquisition, together with a certification by the Company that the aggregate purchase price under the Purchase Agreement (including any portion of such purchase price payable in equity of the Company but excluding up to $20,000,000 in working capital adjustments) will not exceed $379,000,000.

3.8 Amendment Fee. The Administrative Agent shall have received for the account of each Bank (including each New Bank) that executes and delivers to the Administrative Agent a counterpart of this Amendment prior to 5:00 p.m. (Chicago time) on December 29, 2004 such fees as have been previously agreed to by such Bank, the Company and the Administrative Agent.

3.9 Guaranty Counterpart. The Administrative Agent shall have received a counterpart of the Guaranty executed by the New Guarantor.

3.10 Notes. The Administrative Agent shall have received an executed Note for each New Bank.

SECTION 4. Miscellaneous.

4.1 Expenses. The Company agrees to pay on demand all agreed upon fees and all reasonable costs and expenses of the Administrative Agent and the Syndication Agent (including fees, charges and expenses of counsel for the Administrative Agent and the Syndication Agent) in connection with the preparation, negotiation, execution and delivery of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided in this Section 4.1 shall survive any termination of this Amendment and the Amended Credit Agreement.

4.2 Captions. Section captions used in this Amendment are for convenience only and shall not affect the construction of this Amendment.

4.3 Governing Law. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE. Wherever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable laws, but if any provision of this Amendment shall be prohibited by or invalid under such laws, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

4.4 Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. A counterpart hereof (or a signature page hereto) delivered by facsimile shall be effective as an original.

708: 4.5 References to Credit Agreement. Except as herein amended, the Credit Agreement shall remain in full force and effect and is hereby ratified in all respects. On and after the effectiveness of the amendments to the Credit Agreement accomplished hereby, each reference in the Amended Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference to the Credit Agreement in any Note and in any other agreement, document or other instrument executed and delivered pursuant to the Credit Agreement, shall mean and be a reference to the Amended Credit Agreement.

4.6 Successors and Assigns. This Amendment shall be binding upon the parties hereto and their respective successors and assigns, and shall inure to the sole benefit of the parties hereto and the successors and assigns of the Administrative Agent and the Banks.

4.7 Consent to Acquisition; Amendments to Acquisition Documents.

a) Notwithstanding any provision of the Credit Agreement to the contrary, but in reliance on the representations and warranties of the Company contained herein, the Required Banks consent to the consummation of the Acquisition by the Company.

b) The Company agrees that it will not amend or otherwise modify, or waive any right under, any Acquisition Document if, in any case, such amendment, modification or waiver would be adverse to the interests of the Banks.

4.8 New Banks. On the Amendment Effective Date, each New Bank shall become a “Bank” under and for all purposes of the Amended Credit Agreement, shall be bound by the Amended Credit Agreement, and shall be entitled to the benefits of the Amended Credit Agreement and each other Loan Document.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

REGAL-BELOIT CORPORATION

By:____________________________________

Title: Vice President, Treasurer and Secretary

M&I MARSHALL & ILSLEY BANK, as Administrative Agent, Issuing Bank, Swing Line Bank and as a Bank

By:
Title:

By:
Title:

BANK OF AMERICA, N.A., as Syndication Agent and as a Bank

By:
Title:

WACHOVIA BANK, N.A.

By: _____________________________________

Name: ___________________________________

Title: ____________________________________

NATIONAL CITY BANK OF THE MIDWEST (formerly National City Bank of Michigan/Illinois)

By: _____________________________________

Name: ___________________________________

Title: ____________________________________

U.S. BANK NATIONAL ASSOCIATION

By: _____________________________________

Name: ___________________________________

Title: ____________________________________

HARRIS TRUST AND SAVINGS BANK

By: _____________________________________

Name: ___________________________________

Title: ____________________________________

THE NORTHERN TRUST COMPANY

By: _____________________________________

Name: ___________________________________

Title: ____________________________________

DEUTSCHE BANK TRUST COMPANY AMERICAS

By: _____________________________________

Name: ___________________________________

Title: ____________________________________

By: _____________________________________

Name: ___________________________________

Title: ____________________________________

SUMITOMO MITSUI BANKING CORPORATION

By: _____________________________________

Name: ___________________________________

Title: ____________________________________

BANK HAPOALIM B.M.

By: _____________________________________

Name: ___________________________________

Title: ____________________________________

By: _____________________________________

Name: ___________________________________

Title: ____________________________________

THE BANK OF TOKYO-MITSUBISHI, LTD., CHICAGO BRANCH

By: _____________________________________

Name: ___________________________________

Title: ____________________________________

WELLS FARGO BANK, N.A.

By: _____________________________________

Name: ___________________________________

Title: ____________________________________

ASSOCIATED BANK, N.A.

By: _____________________________________

Name: ___________________________________

Title: ____________________________________

FIFTH THIRD BANK

By: _____________________________________

Name: ___________________________________

Title: ____________________________________

SCHEDULE 2.1

BANKS AND PERCENTAGES

Bank	Commitment	Percentage
Bank of America, N.A.	$55,000,000	11.578947368%
M&I Marshall Ilsley Bank	$55,000,000	11.578947368%
Wachovia Bank, N.A.	$50,000,000	10.526315789%
U.S. Bank National Association	$50,000,000	10.526315789%
Harris Trust and Savings Bank	$50,000,000	10.526315789%
National City Bank of The Midwest	$25,000,000	5.263157895%
The Bank of Tokyo-Mitsubishi, Ltd.	$30,000,000	6.315789474%
Sumitomo Mitsui Banking Corporation	$30,000,000	6.315789474%
The Northern Trust Company	$25,000,000	5.263157895%
Deutsche Bank Trust Company Americas	$20,000,000	4.210526316%
Bank Hapoalim B.M.	$15,000,000	3.157894737%
Wells Fargo Bank, N.A.	$20,000,000	4.210526316%
Associated Bank, N.A.	$30,000,000	6.315789474%
Fifth Third Bank	$20,000,000	4.210526316%
TOTALS	$475,000,000	100.000000000%

ATTACHMENT 1

CONFIRMATION

December 30, 2004

To the Agents and the Banks under
and as defined in the Credit
Agreement referred to below

Re: Regal-Beloit Corporation

Ladies and Gentlemen:

Please refer to the First Amendment dated as of the date hereof (the “Amendment”) to the Amended and Restated Credit Agreement dated as of May 5, 2004 (the “Credit Agreement”) among Regal-Beloit Corporation, various financial institutions, Bank of America, N.A., as Syndication Agent, and M&I Marshall & Ilsley Bank, as Administrative Agent. Capitalized terms not defined herein are used as defined in the Credit Agreement.

Each of the undersigned hereby confirms to the Agents and the Banks that, after giving effect to the Amendment, each Loan Document to which such undersigned is a party continues in full force and effect and is the legal, valid and binding obligation of such undersigned, enforceable against such undersigned in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity.

IN WITNESS WHEREOF, each of the undersigned has caused this Confirmation to be executed and delivered by its duly authorized representative as of the date first above written.

REGAL-BELOIT CORPORATION

By:____________________________________

Title: Vice President, Treasurer and Secretary

LEESON ELECTRIC CORPORATION

HUB CITY, INC.

MARATHON ELECTRIC MANUFACTURING CORPORATION

By:
Name: Kenneth F. Kaplan

Title: Secretary and Treasurer